PRUDENTIAL INVESTMENT PORTFOLIOS 3

Prudential Real Assets Fund (the Fund)

Supplement dated June 24, 2015 to the Fund’s Summary Prospectus and Statutory Prospectus Each Dated April 30, 2015

This supplement amends and supersedes any contrary information contained within the Fund’s Summary Prospectus and Statutory Prospectus and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information, as applicable, and retain it for future reference.

A.	The following disclosure is added under the section entitled “Investments, Risks and Performance – Principal:”

Distribution Risk. The Fund’s distributions may consist of net realized gains, if any, and/or return of capital from the sale of investments. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that a Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

B.	The first row in the Expected Distribution Schedule table in the section “Fund Distributions and Tax Issues – Distributions” of the Fund’s Statutory Prospectus, is revised to state that the Fund expects to distribute dividends on a quarterly basis.